3.11/1.

EQUIPMENT MORTGAGE AGREEMENT

between

1) Shanghai Chengtong Precision Strip Co., Ltd., 123 Laodong Road, Xuhang Town, Jiading District, Shanghai, P. R. China (the "MORTGAGOR")

and

2) Raiffeisen Zentralbank Oesterreich AG (RZB Austria), Beijing Branch, Beijing International Club, Suite 200, 21 Jianguomenwai Dajie, Beijing 100020 P. R. China (the "MORTGAGEE")

WHEREAS at the request of the MORTGAGOR, the MORTGAGEE has agreed to provide the WORKING CAPITAL FACILITY (as defined below) to the MORTGAGOR;

WHEREAS the MORTGAGOR has agreed to use certain movable assets in order to secure the claims of the MORTGAGEE.

THE PARTIES AGREE AND DECLARE AS FOLLOWS:

ART. 1
INTERPRETATION

In this MORTGAGE, including the recitals, terms defined in the WORKING CAPITAL FACILITY have the same meaning in this MORTGAGE and:

"EQUIPMENT" refers to certain assets owned by the MORTGAGOR and operated by the MORTGAGOR for production purpose as set out in detail in the asset list attached as Exhibit 1;

"EVENT OF DEFAULT" means the termination events as defined in the WORKING CAPITAL FACILITY;

"INSURANCE" means the INSURANCE which the MORTGAGOR is obliged to take out or maintain under this MORTGAGE;

"MORTGAGE" means as the context requires this document or the security constituted by this document;

"MORTGAGED PROPERTY" means all of the right, title and interest, both present and future, in, to, under or derived from the EQUIPMENT;

"PRC" means the People's Republic of China;

"RECEIVER" means a RECEIVER or other person appointed under this MORTGAGE to receive the revenues of the EQUIPMENT or to otherwise manage it; and

"WORKING CAPITAL FACILITY" means the committed revolving working capital facility in an amount of up to USD 8,000,000 made available to the MORTGAGOR by the MORTGAGEE under the Letter of Offer dated October 14th, 2004, the Amendment No. 1 thereto dated December 28th, 2004 and any other subsequent amendments that may be concluded from time to time;

"SECURED CLAIMS" means

(a) all obligations of the MORTGAGOR under the WORKING CAPITAL FACILITY; and

(b) any fees, interest, damages (liquidated or compensatory) or expenses relating to the exercise of the MORTGAGEE's rights against the EQUIPMENT exercisable after an EVENT OF DEFAULT.

ART. 2

SECURITY

2.1 MORTGAGE

To secure the due and punctual fulfilment of the SECURED CLAIMS to the extent that the SECURED CLAIMS do not exceed the value of the EQUIPMENT, the MORTGAGOR mortgages to the MORTGAGEE:

(a) All EQUIPMENT which is owned by the MORTGAGOR at the date of this MORTGAGE. A list of the EQUIPMENT is attached as Exhibit 1. The total value of the mortgaged Equipment shall be RMB 85,091,838.00 based on Assets Appraisal Report (Zhong Zhou Zi Ping Zi [2005] No. 001); and

(b) Any EQUIPMENT which the MORTGAGOR acquires after the date of this MORTGAGE, at the time it becomes its property.

A MORTGAGE of the LAND USE RIGHT for the site located at 52/2 Qiu, 9 Jiefang, Caowang Town, Jiading District, Shanghai P. R. China and the BUILDINGS upon this site located at No.123 Lao Dong Road, Xuhang Town, Jiading District, Shanghai, P.

R. China is provided by the MORTGAGOR for the same SECURED CLAIMS and stipulated separately in attached Mortgage Agreement on Immovables. Both Agreements form integral part of each other.

2.2 Evidence of Title to EQUIPMENT

The MORTGAGOR shall deposit with the MORTGAGEE or its nominee:

(a) All evidence of title to property which is MORTGAGED PROPERTY as at the date of this MORTGAGE, on execution of this MORTGAGE; and

(b) All evidence of title to property which becomes MORTGAGED PROPERTY after the date of this MORTGAGE, at the time it becomes MORTGAGED PROPERTY.

2.3 A list of that part of the EQUIPMENT which enjoys reduction or exemption in customs or taxes in accordance with the relevant provisions of the laws of China is attached as Exhibit 2. The MORTGAGOR shall obtain the prior consent of the competent customs authorities for that part of the EQUIPMENT which enjoys tax reduction or tax exemptions and provide the MORTGAGEE or its nominee with relevant certificates.

ART. 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties about EQUIPMENT

The MORTGAGOR represents and warrants to the MORTGAGEE that:

(a) At the time each part of the EQUIPMENT is mortgaged under Art. 2.1, the MORTGAGOR is the sole owner of, has good registrable and marketable documentary title to, and full power to mortgage, that part in the manner provided in this MORTGAGE, and that part is free from all Security Interests;

(b) Ownership of the EQUIPMENT is not unclear or in dispute;

(c) The EQUIPMENT is free of any rights exercisable by third parties; and

(d) The EQUIPMENT has not been leased to third parties; and

(e) The INSURANCES are enforceable against the insurer in accordance with their terms and are not void or voidable and there is no proposed claim, outstanding claim or, to the MORTGAGOR's knowledge, ground for making a claim, under the INSURANCES;

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3.2 Reliance on Representations and Warranties

The MORTGAGOR acknowledges that the MORTGAGEE has taken this MORTGAGE and has agreed or will agree to provide the WORKING CAPITAL FACILITY to the MORTGAGOR in reliance on the representations and warranties in this Art. 3.

ART. 4

MORTGAGOR'S UNDERTAKINGS

4.1 General Undertakings

The MORTGAGOR shall

(a) punctually perform his obligations in accordance with the terms of the WORKING CAPITAL FACILITY;

(b) punctually comply with all laws in force now or in the future and all rules, regulations and procedures thereunder and all requirements and orders of any authority statutory or otherwise, in all cases in which non-compliance would or might impose some charge or liability or disability upon the EQUIPMENT or any part of it or prejudicially affect the rights of the MORTGAGEE under this MORTGAGE;

(c) forthwith at its own cost and expense

(i) lodge, or ensure that there are lodged, all certificates and other materials necessary to ensure that this Mortgage is registered with any Government Agency or otherwise as necessary; and

(ii) cause this MORTGAGE to be registered or recorded in such other places as the MORTGAGEE may from time to time notify the MORTGAGOR if the MORTGAGEE is reasonably satisfied that such registration or recording is necessary or desirable to perfect this MORTGAGE or to protect the rights of the MORTGAGEE under this MORTGAGE;

(d) at the same time as any document, notice, balance sheet or accounts are required by any laws or the articles of association of the MORTGAGOR to be given to the investors in the MORTGAGOR, forward to the MORTGAGEE a copy of such item;

(e) allow the MORTGAGEE, its authorised representatives and anyone appointed by any of its authorised representatives to inspect and take copies of the MORTGAGOR's books of account, and all other documents relating to the MORTGAGOR's affairs or the EQUIPMENT, at any reasonable time and without notice; the MORTGAGEE will use the information obtained through such

inspection or test only for the purposes of this MORTGAGE and will not disclose them to any third party, except to professional advisors; and

(f) give to the MORTGAGEE, its authorised representatives and anyone appointed by any of it's authorised representatives any information requested concerning the MORTGAGOR's affairs or the EQUIPMENT.

4.2 Undertaking Relating to EQUIPMENT

The MORTGAGOR shall:

(a) punctually pay all taxes and other fees or charges that are or become due and payable under, on or in respect of the EQUIPMENT;

(b) comply with and do all things the MORTGAGOR is required to do under or in connection with the EQUIPMENT;

(c) maintain the EQUIPMENT in good working order and condition, and promptly repair any damage to the EQUIPMENT, fair wear and tear excepted;

(d) comply with all manufacturer's specifications and recommendations concerning the operation and maintenance of the EQUIPMENT;

(e) allow the MORTGAGEE, its authorised representatives and anyone appointed by any of its authorised representatives to enter the SITE or any premises occupied by the MORTGAGOR, and to inspect and test any part of the EQUIPMENT, at any reasonable time and without prior notice; the MORTGAGEE will use the information obtained through such inspection or test only for the purposes of this mortage and will not disclose them to any third party, except to professional advisors;

(f) not move any part of the EQUIPMENT outside of the SITE other then in the ordinary course of business, without the MORTGAGEE's prior consent;

(g) ensure that without the MORTGAGEE's prior written consent:

(i) no alteration is made to any part of the EQUIPMENT which would materially reduce its value; and

(ii) no variation, waiver, release, rescission, repudiation, termination or amendment is made to or in connection with any agreement included in the EQUIPMENT, which could affect the MORTGAGEE's right hereunder.

(h) keep the EQUIPMENT insured at all times:

(i) for its full insurable value;

(ii) with a reputable INSURANCE company;

(iii) in the joint names of the MORTGAGOR and MORTGAGEE for their respective interests, with the MORTGAGEE named as sole loss payee;

(iv) against risks in relation to its business; and

(v) generally in a manner acceptable to the MORTGAGEE,

and give copies of all policies and certificates of currency to the MORTGAGEE on request;

(i) allow the MORTGAGEE to enforce, settle and receive the proceeds of any claim under any such INSURANCE policy as it thinks fit, even if the policy also relates to property that is not EQUIPMENT;

(j) apply the proceeds of any such INSURANCE claim towards repairing, restoring or replacing the EQUIPMENT;

(k) advise the MORTGAGEE immediately of:

(i) any destruction, theft, seizure, total loss or compulsory acquisition of any party of the EQUIPMENT; and

(ii) any damage to any part of the EQUIPMENT which makes repair impracticable or uneconomic, in the opinion of the insurers;

(l) give a notice of assignment of any INSURANCE policy concerning the EQUIPMENT to the relevant insurers and underwriters, and a notice of assignment of any warranty concerning the EQUIPMENT to the relevant manufacturers, if required by the MORTGAGEE;

(m) give copies of all supply contracts and manufacturer's warranties concerning the EQUIPMENT to the MORTGAGEE on request;

(n) promptly do everything necessary and everything reasonably required by the MORTGAGEE, and not omit to do anything necessary, to:

(i) preserve and protect the value of the EQUIPMENT; and

(ii) protect and enforce its title and the MORTGAGEE's title as MORTGAGEE to the EQUIPMENT;

(o) at the MORTGAGEE's request take or defend legal proceedings for the protection or recovery of the EQUIPMENT or any rights of the MORTGAGOR under or in respect of any of it; and

(p) at the MORTGAGEE's request, take any action reasonably required against any person to protect and enforce its rights in respect of the EQUIPMENT.

ART. 5

RESTRICTIONS ON DEALING WITH EQUIPMENT

The MORTGAGOR shall not:

(a) create or purport or attempt to create or suffer to subsist any security interest in respect of the EQUIPMENT ranking in priority to, equally with or after this MORTGAGE; or

(b) sell or otherwise dispose of, create or allow the creation of any interest in, or part with possession of, any of the EQUIPMENT,

without the MORTGAGEE's prior written consent.

ART. 6

MORTGAGEE'S RIGHT TO MAKE GOOD A DEFAULT

If the MORTGAGOR makes any default in duly performing any covenant or agreement on the part of the MORTGAGOR contained or implied in this MORTGAGE, the MORTGAGEE may in its discretion and without prejudice to its other rights under this MORTGAGE do all things and pay all moneys necessary or expedient in the opinion of the MORTGAGEE to make good or in attempting to make good such default to the satisfaction of the MORTGAGEE.

ART. 7

ENFORCEMENT

7.1 Events of Default

The SECURED CLAIMS shall at the option of the MORTGAGEE and notwithstanding any delay or previous waiver of the right to exercise such option immediately fall due without the necessity for any demand or notice, and this MORTGAGE shall at the option of the MORTGAGEE become enforceable if an EVENT OF DEFAULT occurs.

7.2 Enforcement notwithstanding Prior Payment

This MORTGAGE may be enforced notwithstanding acceptance of payment of interest or any other payment after any default and notwithstanding any previous

or other default and without the necessity of any notice to or of any consent or concurrence on the part of the MORTGAGOR or any other person.

ART. 8

POWERS OF MORTGAGEE ON ENFORCEMENT

8.1 Powers

At any time after an EVENT OF DEFAULT has occured, the MORTGAGEE shall have full power, without any consent on the part of the MORTGAGOR, to do all or any of the following:

(a) to exercise all rights in respect of the EQUIPMENT capable of being exercised by the laws of the PRC by a MORTGAGEE, including, without limitation, the right to convert the EQUIPMENT into value to sell the EQUIPMENT and obtain the proceeds from the sale;

(b) to take possession and control of the whole or any part of the EQUIPMENT, including (without limitation) all documents or other evidence of title, and for such purpose to take proceedings in the name of the MORTGAGOR or otherwise;

(c) to exercise all or any of the rights, powers, authorities and remedies available in respect of the EQUIPMENT, or conferred on the MORTGAGEE by this MORTGAGE and exercisable by the MORTGAGEE under or by virtue of this MORTGAGE;

(d) to sell, exchange or otherwise dispose of all or any part of the EQUIPMENT either by public auction or private treaty or by tender for cash or on credit and either in one lot or in parcels;

(e) to execute transfers and assignments of all or any of the EQUIPMENT in the name and on behalf of the MORTGAGOR or otherwise, and to do all other acts and things for completing any sale under the preceding paragraph which the MORTGAGEE thinks necessary;

(f) to insure any part of the EQUIPMENT in such manner as the MORTGAGEE thinks fit;

(g) to sever any part of the EQUIPMENT which has become a fixture, whether or not the land use right of that part of the SITE on which that part of the EQUIPMENT is located is owned by the MORTGAGOR;

(h) to give effectual receipts for all moneys and other assets which may come into the hands of the MORTGAGEE in exercise of any power conferred by this

MORTGAGE, which receipts shall exonerate any person paying or handing over such moneys or other assets from all liability to see to their application or to enquire whether the SECURED CLAIMS have become payable or otherwise as to the propriety or regularity of the powers of the MORTGAGEE under this MORTGAGE;

(i) to receive all moneys or other property payable or deliverable to the MORTGAGOR in respect of the EQUIPMENT;

(j) to do or cause to be done all such other acts and things without limitation as the MORTGAGEE thinks expedient in the interests of the MORTGAGEE and to do anything incidental to the exercise of any other power; and

(k) to delegate to any person any of the powers conferred upon the MORTGAGEE by this Art. 8.1.

8.2 Completion of Instruments

Upon this MORTGAGE becoming enforceable, the MORTGAGEE or any of its authorised representatives shall be entitled to sell the EQUIPMENT by public auction or private contract or otherwise and shall be entitled to complete in favour of the purchaser, lessee or other transferee, all related transfers or instruments of whatever nature, which are executed by or on behalf of the MORTGAGOR in blank and deposited with the MORTGAGEE as collateral security to this MORTGAGE.

8.3 General Obligations of the MORTGAGEE upon enforcement

In the course of enforcement, the MORTAGAGEE shall take the legitimate interests of the MORTGAGOR into due regard and endeavour to realise the best possible price for the EQUIPMENT.

ART. 9

APPOINTMENT OF RECEIVER

9.1 Appointment

At any time after this MORTGAGE becomes enforceable and from time to time thereafter and whether the MORTGAGEE has taken possession of all or any of the EQUIPMENT or not, the MORTGAGEE or any authorised representative of the MORTGAGEE may:

(a) Appoint any suitably qualified person or any two or more persons jointly and severally to be a RECEIVER of all or any of the EQUIPMENT;

(b) remove any such RECEIVER and in case of the removal, retirement or death of any such RECEIVER appoint another as a replacement; and

Subject to Art. 9.2, every RECEIVER appointed in exercise of the power conferred by this Art. 9.1, unless and until the MORTGAGEE by notice to the MORTGAGOR and to the RECEIVER requires that such RECEIVER acts as agent of the MORTGAGEE, shall be the agent of the MORTGAGOR and the MORTGAGOR alone shall be responsible for his acts and defaults and remuneration.

9.2 RECEIVER other than as Agent of MORTGAGOR

The power to appoint a RECEIVER under this Art. 9 may be exercised notwithstanding that at the time when this MORTGAGE becomes enforceable or at the time when such an appointment is made, an order may have been made or a resolution may have been passed for the winding up of the MORTGAGOR.

9.3 Powers of RECEIVER

The RECEIVER shall have full power without any consent on the part of the MORTGAGOR to do all or any of the following:

(a) perform all or any one or more of the acts and activities described in Art. 8.1 and 8.2;

(b) delegate to any person, for such time and upon such terms as the MORTGAGEE may approve, any of the powers conferred on him under this MORTGAGE.

The RECEIVER shall also be bound by the principles defined in Art. 8.3.

ART. 10

PROTECTION OF THE MORTGAGEE AND OTHER PERSONS

10.1 Protection of MORTGAGEE and RECEIVER

The MORTGAGEE is not obliged to give any notice of this MORTGAGE to any debtor or investor in the MORTGAGOR or to any other person, or to enforce payment of any moneys payable to the MORTGAGOR, or to take any steps or proceedings for any such purpose, but the MORTGAGEE may do so if it thinks fit. Neither the MORTGAGEE nor any of the authorised representatives nor any RECEIVER shall be answerable for any omission or delay in that behalf or for any involuntary losses or irregularities which may happen in or about the exercise or non-exercise of any powers, rights or remedies conferred on the MORTGAGEE or RECEIVER by this MORTGAGE.

10.2 Protection of third parties

Upon any sale, disposal or dealing to be made in exercise of the powers contained in this MORTGAGE, no purchaser or other party to any disposal or dealing is:

(a) bound to enquire whether any default has occured or as to the due appointment of any RECEIVER or otherwise as to the propriety or regularity of any such sale, disposal or dealing; or

(b) affected by notice that any such sale, disposal or dealing is unnecessary or improper.

Notwithstanding any irregularity or impropriety in any such sale, disposal or dealing it is to be treated, for the protection of the purchaser or other party to such disposal or dealing, as being authorised by such powers and shall be valid and effectual accordingly.

ART. 11

APPLICATION OF MONEYS

11.1 Manner and Order

All moneys received by any RECEIVER or by the MORTGAGEE under or by virtue of this MORTGAGE may be applied in the following manner and order:

(a) first in payment of all costs, charges and expenses of the MORTGAGEE and any RECEIVER incurred in or incidental to the exercise or performance or attempted exercise or performance of any power or otherwise in relation to this MORTGAGE;

(b) secondly in payment to the MORTGAGEE of the SECURED CLAIMS,

and the surplus (if any) shall belong to the MORTGAGOR or other persons entitled to it but:

(c) the surplus shall not carry interest; and

(d) the RECEIVER or the MORTGAGEE may pay the surplus to the credit of a bank account in the name of the MORTGAGOR or other persons entitled to it and shall then be under no further liability in respect of it.

11.2 Only Actual Receipts Credited

In applying any moneys towards satisfaction of the SECURED CLAIMS the account of the MORTGAGOR shall be credited only with so much of the money available

for the purpose as is actually received by the MORTGAGEE, such credit to date from the time of such receipt.

11.3 Compensation

Any compensation which may become payable in respect of the EQUIPMENT shall be applicable in or towards repayment of the SECURED CLAIMS. The MORTGAGEE is empowered to make any claim for such compensation and alone to agree, compromise and settle any such claim and to execute any necessary assurances and releases in the name of the MORTGAGOR and the MORTGAGEE. If any compensation comes into the hands of the MORTGAGOR before a final discharge of this MORTGAGE, the MORTGAGOR shall pay it to the MORTGAGEE.

ART. 12

CONTINUING SECURITY

12.1 Continuing Security

This MORTGAGE shall be a continuing security in favor of the MORTGAGEE for the SECURED CLAIMS and the liability of the MORTGAGOR shall not be affected, impaired or discharged by winding up or any merger or amalgamation, reconstruction or otherwise of the MORTGAGOR with any other company or by take over of the management or nationalisation of the MORTGAGOR or otherwise. This MORTGAGE and the security herein shall terminate only upon payment and discharge in full of the SECURED CLAIMS.

12.2 Preference

If, after the MORTGAGEE applies any amount against any of the SECURED CLAIMS, it forms the view that it is obliged to make a payment in respect of the amount so applied by it to any person under any law relating to bankruptcy, winding up or the protection of creditors:

(a) the MORTGAGEE's rights are to be reinstated and shall be the same in respect of that amount or the relevant part of it, as if the application, or the payment or transaction giving rise to it, had not been made; and

(b) the MORTGAGOR shall immediately do anything (including the signing of documents) required by the MORTGAGEE to restore to the MORTGAGEE any guarantee or security interest to which it was entitled immediately before that application or the payment or transaction giving rise to it.

ART. 13
DISCHARGE

13.1 Subject to Art. 12.2, when the MORTGAGEE is satisfied that all the SECURED CLAIMS have been settled in full or satisfied in accordance with the provisions of this MORTGAGE and upon payment or retention of all costs, charges and expenses incurred by or payable to the MORTGAGEE, the MORTGAGEE shall at the request and cost of the MORTGAGOR return, surrender or release (whatever the case requires) to the MORTGAGOR or as it directs the EQUIPMENT or such part of it as then remains mortgaged in favour of the MORTGAGEE, freed and discharged from this MORTGAGE and all of its powers, authorities and provisions.

13.2 In case that the balance of outstanding obligations of the MORTGAGOR is reduced due to repayment or due to a non-extension of the WORKING CAPITAL FACILITY, the MORTGAGEE will review the security coverage and, according to its own discretion, release EQUIPMENT which, in his judgement, exceeds the value of the SECURED CLAIMS.

ART. 14
LAW AND JURISDICTION

14.1 Governing Law

This MORTGAGE is governed by the law in force in the People's Republic of China.

14.2 Arbitration

(a) In the case of any dispute or claim arising out of or relating to this agreement, its interpretation, its termination, or failure by either party to comply with its obligations under this MORTGAGE or otherwise, both parties will attempt to negotiate an amicable settlement.

(b) In the event that no settlement is reached within 30 days from the date of notification by either party to the other that it intends to submit a dispute, controversy or claim to arbitration, then such dispute, controversy or claim shall be finally resolved by arbitration under the Arbitration Rules of the China International Economic and Trade Arbitration Commission (CIETAC) as at present in force, which rules are deemed to be incorporated by reference into this clause.

(c) The place of arbitration shall be Beijing.

(d) The language of arbitration shall be English.

(e) The tribunal shall consist of three arbitrators. Two arbitrators shall be selected by the respective parties, one arbitrator by each party.

(f) This Art. 14.2 will survive the termination of the contract created by this MORTGAGE AGREEMENT.

14.3 If this Agreement is executed in an English and in a Chinese version, the English version shall prevail in cases of discrepancy.

Dated as of January 12th, 2005

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Shanghai Chengtong Precision Strip Co., Ltd.

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Raiffeisen Zentralbank Oesterreich AG (RZB Austria), Beijing Branch